                               TENTH AMENDMENT
                                      to
               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     This Tenth Amendment to Amended and Restated Loan and Security Agreement (this "Amendment"), effective as of November 3, 1997 (the "Effective Date"), is entered into among American Builders & Contractors Supply Co., Inc., a Delaware corporation (such corporation, including its predecessor in interest, the "Borrower") with its chief executive office located at One ABC Parkway, Beloit, Wisconsin, the financial institutions listed on the signature pages hereof (individually, a "Lender" and collectively, the "Lenders") and NationsBank of Texas, N.A. ("NationsBank"), as Agent for the Lenders (in such capacity, the "Agent"):


                             W I T N E S S E T H

     WHEREAS, the Borrower, the Lenders and ANB are party to that certain Amended and Restated Loan and Security Agreement (the "Original Loan Agreement") dated as of July 1, 1993, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of September 2, 1994 (the "First Amendment"), that certain Waiver and Second Amendment to Amended and Restated Loan and Security Agreement dated June 19, 1995 (the "Second Amendment"), that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of September 18, 1995 (the "Third Amendment"), that certain Waiver and Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of September 30, 1995 (the "Fourth Amendment"); that certain Waiver and Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of December 29, 1995 (the "Fifth Amendment"), that certain Waiver and Sixth Amendment to Amended and Restated Loan and Security Agreement dated as of February 8, 1996 (the "Sixth Amendment"), that certain Waiver and Seventh Amendment to Amended and Restated Loan and Security Agreement undated but entered into as of September 30, 1996 (the "Seventh Amendment"), that certain Waiver and Eighth Amendment to Amended and Restated Loan and Security Agreement entered into as of March 27, 1997 (the "Eighth Amendment") and that certain Ninth Amendment to Amended and Restated Loan and Security Agreement entered into as of May 7, 1997 (the "Ninth Amendment") (the Original Loan Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, Eighth Amendment and the Ninth Amendment, is referred to hereinafter as the "Loan Agreement") pursuant to which Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrower in an aggregate principal amount of up to Two Hundred Million Dollars ($200,000,000.00) as provided therein;

     WHEREAS, the Borrower has requested the Agent and the Lenders to modify the Loan Agreement in certain respects and the Agent has agreed to do so subject to the terms and conditions contained herein, and subject to confirmation of consent by Requisite Lenders as required by Section 10.15 of the Loan Agreement;

     NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now or hereafter made to or for the benefit of the Borrower by the Lenders, it hereby is agreed as follows:

     1. Amendment to Section 8.17 of the Loan Agreement. Section 8.17 ("Minimum Tangible Net Worth") of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

     "8.17     Minimum Tangible Net Worth. Tangible Net Worth, as determined as of each date set forth below, shall not be less than the amount set forth below opposite such date:

               Date                               Amount
               ----                               ------
      December 31, 1997                       $60,000,000.00
      December 31, 1998                       $60,000,000.00
      Each fiscal year-end thereafter         $75,000,000.00

     2. Amendment to Section 8.18 of the Loan Agreement. Section 8.18 ("Minimum Cash Flow") of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

     "8.18     Maximum Funded Debt to EBITDA.  The ratio of Funded Debt to
     EBITDA, determined as of the last day of each calendar quarter and measured for the preceding period of four calendar quarters, shall not exceed the following prescribed amounts, as applicable:

     Date                                 Ratio
     ----                                 -----
     December 31, 1997                 8.50 to 1.0
     March 31, 1998                    8.50 to 1.0
     June 30, 1998                     8.00 to 1.0
     September 30, 1998                7.00 to 1.0
     December 31, 1998                 6.30 to 1.0
     March 31, 1999                    6.20 to 1.0
     June 30, 1999                     6.80 to 1.0
     September 30, 1999                6.50 to 1.0
     December 31, 1999                 6.30 to 1.0
     March 31, 2000                    5.90 to 1.0
     June 30, 2000                     6.80 to 1.0

     3. Consent to Acquisition of Additional Store. The Borrower previously has notified Agent and the Lenders that the Borrower intended to enter into an agreement (such agreement, together with all exhibits, schedules and related agreements, collectively the "Acquisition Agreement") with Champ Industries, Inc. ("Champ"), and perhaps also one or more of its subsidiaries (collectively, "Seller"), pursuant to which the Borrower would purchase (collectively the "Acquisition") all of the capital stock and/or assets of each of Perfection Roofing Materials, Inc,

Marshall Roofing Supply, Inc., Stone Metal Products, Inc., SHR Roofing Supply, Inc. and United Building Supply, Inc., respectively (collectively the "Acquired Companies"). The purchase price (as defined by Section 8.3 of the Loan and Security Agreement) in respect of the Acquisition is in the aggregate amount of $104,000,000 (the "Acquisition Purchase Price"). Promptly following consummation of the Acquisition, the Borrower would cause each of the Acquired Companies' whose capital stock was acquired to be merged (the "Mergers") into the Borrower, such that upon consummation of the foregoing, the Borrower would be the sole owner and operator of all of the assets and business of each of the Acquired Companies. Section 8.3 ("Consolidations, Mergers or Acquisitions") of the Loan and Security Agreement prescribes limitations with respect to the maximum purchase price of an Additional Store, both individually and in the aggregate during any calendar year. The Acquisition, if consummated, would constitute the acquisition of an Additional Store, subject to such limitations of Section 8.3 and the Acquisition Purchase Price would cause the aggregate purchase price limitations prescribed therein to be exceeded for the calendar year ending December 31, 1997. The Borrower has requested Agent and the Lenders to (a) consent to the Acquisition and the Mergers and the incurrence and payment of the Acquisition Purchase Price, and
(b) implement a temporary increase in the maximum purchase price limitations for Additional Stores prescribed by clause (c) of Section 8.3 of the Loan and Security Agreement for the calendar year ending December 31, 1997. Conditioned as provided in subparagraphs 3.3, 3.4 and 3.5 under the proviso following, Agent and the Lenders hereby agree as follows:

     3.1. Agent and the Lenders hereby consent to the Acquisition and the Mergers, and the incurrence and payment by the Borrower of the Acquisition Purchase Price;

     3.2. Agent and the Lenders hereby agree that notwithstanding the provisions of clause (c) of Section 8.3 of the Loan and Security Agreement, but otherwise subject to the Loan and Security Agreement, the Borrower may exceed the aggregate purchase price limitation prescribed by such clause (c) applicable to the calendar year ending December 31, 1997, provided, that not more than $20,000,000 of such aggregate purchase price may be incurred during the period November 4, 1997 through December 31, 1997;

provided and conditioned, however, that:

     3.3. No Default or Event of Default shall have occurred as of the date of consummation of the Acquisition or at the time of any payment on the Acquisition Purchase Price, and no Default or Event of Default shall result therefrom, respectively;

     3.4. The Acquisition Purchase Price shall not exceed $104,000,000, of which $60,000,000 shall be payable in cash and $44,000,000 will be comprised of assumption of existing payable obligations owing by the Acquired Companies, and not more than $37,000,000 of such Acquisition Purchase Price may be in consideration for good will;

     3.5 The Borrower will not report any Accounts or Inventory acquired in respect of the Acquisitions as Eligible Accounts or Eligible Inventory unless and until (i) the Acquisition and the Mergers have been fully consummated and the Borrower is the absolute owner of such Accounts and Inventory, respectively, (ii) the Borrower has complied with each of the other requirements of Section 8.3 of the Loan and Security Agreement (as amended by this Amendment) applicable to the Acquisition, (iii) the Borrower has furnished to Agent a copy of the executed bill of sale or other evidence of transfer of title to the Borrower in all such Accounts and Inventory purchased by the Borrower, and a certified copy of a certificate of merger in respect of each of the Mergers, (iv) the Agent has received a lien search report (including without limitation in the name of each Seller), or other evidence satisfactory to Agent, verifying that such Accounts and Inventory are free of any prior security interests or liens except as may be expressly allowed by the Loan and Security Agreement,

     3.6. Except as expressly provided otherwise herein, all other requirements of Section 8.3 of the Loan and Security Agreement shall remain in full force and effect.

The Borrower expressly acknowledges, agrees, represents and warrants that (i) Borrower has made its own independent review and analysis with respect to the Acquisition and has relied solely upon such review and analysis in making its decision to enter into and consummate the Acquisition, (ii) the Borrower at all relevant times has known and been aware of the fact that NationsBank of Texas, N.A. ("NationsBank"), prior to the Acquisition, has had a financing relationship with Champ and/or one or more of the Acquired Companies, and neither NationsBank or any of its affiliates (including without limitation NationsBanc Capital Markets, Inc.), or the Agent, the Co-Agent or any Lender has made any representation, warranty or recommendation to the Borrower, or made any information, financial or otherwise, available to the Borrower, in respect of the Acquired Companies or the Acquisition, and in making its decision to enter into and consulate the Acquisition, the Borrower has made no reliance whatsoever on the fact of such prior financing relationship of NationsBank or any other statements made by NationsBank or any of its affiliates (including without limitation NationsBanc Capital Markets, Inc.), or the Agent, the Co-Agent or any Lender.

     4. Representation and Warranties of Borrower. The Borrower hereby represents and warrants that as of the date of this Amendment (a) no event has occurred and is continuing which, after giving effect to this Amendment, constitutes a Default or an Event of Default, (b) the representations and warranties of the Borrower contained in the Loan Agreement and the other Financing Agreements are true and correct on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct as of such earlier date, (c) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement, as amended by this Amendment, are within its corporate power and have been duly authorized by all necessary corporate action, (d) this Amendment and the Loan Agreement, as amended by this Amendment, are legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, (e) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement, as amended by this Amendment, do not require the consent of any Person and do not contravene the terms of the Borrower's Articles of Incorporation or By-Laws or any indenture, agreement or undertaking to which the Borrower is a party or by which the Borrower or any of its property is bound, and (f) except as disclosed on Schedule 1 attached hereto, all schedules attached to the Loan Agreement remain true, correct and complete.

     5. Reference to and Effect on the Loan Agreement. Except as expressly provided herein, the Loan Agreement and all other Financing Agreements shall remain unmodified and in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver or forbearance of (a) any right, power or remedy of the Lenders under the Loan Agreement or any of the other Financing Agreements, or (b) any Default or Event of Default. This Amendment shall constitute a Financing Agreement.

     6. Fees, Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, negotiation, execution and delivery and closing of this Amendment and all related documentation, including the fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

     7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto as separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute but one and the same agreement. A telecopy of any such executed counterpart shall be deemed valid and may be relied upon as an original.

     8. Effectiveness. This Amendment shall be deemed effective prospectively as of the Effective Date specified in the preamble upon execution by the Borrower, the Agent, the Co-Agent and each of the Lenders whose names appear on the signature pages below (subject, however, to the prior satisfaction of all conditions for effectiveness as specified by this Amendment).





                 [Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.



                              AMERICAN BUILDERS &
ATTEST:                       CONTRACTORS SUPPLY CO., INC.


By:                           By:
   -------------------------      ----------------------------
Name:                         Name:
     -----------------------        --------------------------
Title:                        Title:
      ----------------------         -------------------------

                              NATIONSBANK OF TEXAS, N.A.
                              In its capacity as Agent

                              By:
                                  ----------------------------
                              Name:
                                    --------------------------
                              Title:
                                     -------------------------

                              Address for Notice:

                              901 Main Street, 6th Floor
                              Dallas, Texas 74202
                              Attention:  Business Credit/Regional Manager:
                              URGENT


                              AMERICAN NATIONAL BANK AND
                              TRUST COMPANY OF CHICAGO
                              In its capacity as Co-Agent

                              By:
                                  ----------------------------
                              Name:
                                    --------------------------
                              Title:
                                     -------------------------

                              Address for Notices:

                              --------------------------------

                              --------------------------------
                              Attention:
                                        ----------------------

                              NATIONSBANK OF TEXAS, N.A.
                              In its capacity as a Lender


Pro Rata Share:               By:
17.50%                           -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------
                              Address for Notice:

                              901 Main Street, 6th Floor
                              Dallas, Texas 74202
                              Attention: Business Credit/Regional Manager:
                              URGENT


                              AMERICAN NATIONAL BANK AND
                              TRUST COMPANY OF CHICAGO
                              In its capacity as a Lender


Pro Rata Share:               By:
12.50%                           -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------
                              Address for Notices:

                              --------------------------------

                              --------------------------------
                              Attention:
                                        ----------------------


                              BANKAMERICA BUSINESS CREDIT, INC.


Pro Rata Share:               By:
17.50%                           -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------

                              Address for Notices:

                              --------------------------------

                              --------------------------------
                              Attention:
                                        ----------------------

                              LASALLE BUSINESS CREDIT, INC.

Pro Rata Share:               By:
11.25%                           -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------

                              Address for Notices:

                              --------------------------------

                              --------------------------------
                              Attention:
                                        ----------------------


                              HARRIS TRUST AND SAVINGS BANK

Pro Rata Share:               By:
11.25%                           -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------

                              Address for Notices:

                              --------------------------------

                              --------------------------------
                              Attention:
                                        ----------------------


                              FLEET CAPITAL CORPORATION

Pro Rata Share:               By:
11.25%                           -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------

                              Address for Notices:

                              --------------------------------

                              --------------------------------
                              Attention:
                                        ----------------------

                              SANWA BUSINESS CREDIT CORPORATION

Pro Rata Share:               By:
13.75%                           -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------

                              Address for Notices:

                              --------------------------------

                              --------------------------------
                              Attention:
                                        ----------------------

                 CONSENT AND AGREEMENT BY VALIDITY GUARANTORS

     Each of the undersigned consents to the foregoing Tenth Amendment to Amended and Restated Loan and Security Agreement ("Amendment") and each of the undersigned agrees to the continued effectiveness of the Validity Certification, respectively, originally executed and delivered to American National Bank and Trust Company of Chicago by the undersigned, as the case may be, on July 1, 1993. All references in the each Validity Certification, respectively, to the Amended and Restated Loan and Security Agreement shall be deemed to be to the Amended and Restated Loan and Security Agreement as amended by the Amendment and all prior and subsequent amendments thereto.
This agreement has been executed as of the Effective Date specified in the Amendment.



                                   -------------------------------------
                                           Kenneth A. Hendricks



                                   ------------------------------------
                                              Kendra A. Story

                                  SCHEDULE 1
                                      to
                               TENTH AMENDMENT
                                      to
               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                                    among
              AMERICAN BUILDERS & CONTRACTORS SUPPLY CO., INC.,
                     NATIONSBANK OF TEXAS, N.A., AS AGENT
                  AND THE CO-AGENT AND LENDERS PARTY THERETO


                       ADDITIONAL SCHEDULE INFORMATION


                               [insert, if any]